UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 7, 2005

U.S. Wireless Data, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-22848	84-1178691
(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Ave, Suite 2450, New York, NY	10170
(Address of Principal Executive Offices)	(Zip Code)

(646) 452-6128
(Registrant’s Telephone Number, Including Area Code)

750 Lexington Avenue, New York, New York 10022
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

As previously disclosed, on March 26, 2004, we filed a petition for relief under Chapter 11 of the United States Bankruptcy Code. Since that time, in light of the uncertainties associated with the bankruptcy and in order to conserve cash, we have not filed annual and quarterly reports with the Securities and Exchange Commission and therefore, have not employed the services of an independent public accounting firm.

Prior to filing for bankruptcy, Deloitte & Touche (“Deloitte”) served as our independent public accounting firm. Deloitte has not audited any financial statements of the Company for any date or period subsequent to the year ended June 30, 2003.

On January 7, 2005, Deloitte was dismissed as our independent public accounting firm. The decision to discontinue our relationship with Deloitte was approved by The Audit Committee of our Board of Directors, and was based exclusively on the fact that Deloitte’s audit fees are too costly for us at the present time. Deloitte’s reports with respect to the financial statements for the fiscal years ended June 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified with respect to uncertainty, audit scope, or accounting principles except that Deloitte’s report on its audit of the Company’s financial statements for the year ended June 30, 2003 contained an explanatory paragraph concerning matters that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2002 and 2003 and the subsequent interim period through the date of Deloitte’s dismissal, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements. We have provided Deloitte with a copy of this disclosure and requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte’s letter, dated January 12, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.

On January 7, 2005, we engaged Friedman LLP (“Friedman”) as our independent public accounting firm. The decision to retain Friedman as our independent public accounting firm was made by The Audit Committee of our Board of Directors. We engaged Friedman to audit our financial statements for the fiscal year ended June 30, 2004. During the years ended June 30, 2004 and June 30, 2003 and through January 7, 2005, neither we nor anyone on our behalf has consulted with Friedman regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01    Financial Statements and Exhibits

     The following exhibits are furnished with this report:

     Exhibit No.                  Description

16	Letter from Deloitte & Touche LLP, dated January 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WIRELESS DATA, INC.

By: /s/ Dean M. Leavitt Dean M. Leavitt Chairman of the Board

January 13, 2005